UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2015

LIFESTYLE MEDICAL NETWORK INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52408	13-1026995
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 South Orange Ave., Suite 1510, Orlando, FL	32810
(Address of Principal Executive Offices)	(Zip Code)

407-514-1230

(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

			Principal	Total Offering Price/Underwriting
Date	Title and Amount(1)	Purchaser	Underwriter	Discounts

April 17, 2015	6,000,000 shares of common stock issued in conversion of $757,200 principal amount of debt plus accrued interest.	Private Investor.	NA	$0.13 per share/NA

April 17, 2015	Common Stock Warrant, expiring April 17, 2022, to purchase 5,000,000 shares of common stock at an exercise price of $.09 per share.	Company director.	NA	$-0-/NA

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTYLE MEDICAL NETWORK INC.
(Registrant)

By:	/s/ Christopher Smith
Christopher Smith,
Chief Executive Officer

Date: April 24, 2015

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